UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12

Opus Genetics, Inc.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Repositioning Opus with New Assets and a Strategy to Optimize Shareholder Value

April 2025



Braydon,
RDH12 patient

Disclosures and Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements concerning expectations regarding our cash runway, data from and future enrollment for our clinical trials, our pipeline of additional indications, expectations of potential growth, and our expectations regarding our recent acquisition of former Opus Genetics Inc. These forward-looking statements relate to us, our business prospects and our results of operations and are subject to certain risks and uncertainties posed by many factors and events that could cause our actual business, prospects and results of operations to differ materially from those anticipated by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those described under the heading “Risk Factors” included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and in our other filings with the U.S. Securities and Exchange Commission (the “SEC”). Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. In some cases, you can identify forward-looking statements by the following words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “aim,” “may,” “ongoing,” “plan,” “position,” “potential,” “predict,” “project,” “should,” “will,” “would,” or the negative of these terms, or other comparable terminology, although not all forward-looking statements contain these words. We undertake no obligation to revise any forward-looking statements in order to reflect events or circumstances that might subsequently arise, except as may be required by applicable law. These forward-looking statements are based upon our current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, including, without limitation: our ability to successfully integrate the business of former Opus Genetics Inc. and manage our expanded combined product pipeline; our ability to develop and obtain regulatory approval for newly acquired gene therapies to treat inherited retinal diseases; our ability to obtain and maintain orphan drug designation or rare pediatric disease designation for our current and future product candidates; the success and timing of regulatory submissions and pre-clinical and clinical trials, including enrollment and data readouts; regulatory requirements or developments; changes to or unanticipated events in connection with clinical trial designs and regulatory pathways; delays or difficulties in the enrollment of patients in clinical trials; substantial competition; rapid technological change; our development of sales and marketing infrastructure; future revenue losses and profitability; changes in capital resource requirements; risks related to our inability to obtain sufficient additional capital to continue to advance our product candidates and preclinical programs; domestic and worldwide legislative, regulatory, political and economic developments; our dependency on key personnel; changes in market opportunities and acceptance; reliance on third parties to conduct our clinical trials and supply and manufacture drug supplies; future potential product liability and securities litigation; system failures, unplanned events, or cyber incidents; the substantial number of shares subject to potential issuance associated with our equity line of credit arrangement; risks that our licensing or partnership arrangements may not facilitate the commercialization or market acceptance of our product candidates; future fluctuations in the market price of our common stock; actions by activist stockholders; the success and timing of commercialization of any of our product candidates; obtaining and maintaining our intellectual property rights; and the success of mergers and acquisitions.

The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive. Readers are urged to carefully review and consider the various disclosures made by us in this presentation and in our reports filed with the SEC that advise interested parties of the risks and factors that may affect our business. All forward-looking statements contained in this presentation speak only as of the date on which they were made. We undertake no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by applicable law.

Table of Contents

SECTION I

Executive Summary

Executive Summary

Our Board has taken the right actions to maximize shareholder value

- Opus' predecessor company Ocuphire – which was co-founded and led by Mina Sooch until she was terminated in April 2023 – faced a crossroads in 2023 when a lead asset failed to meet primary endpoints in a Phase 2 clinical trial, after the full out-licensing of another asset for commercialization, a process led by Ms. Sooch
- Our Board subsequently terminated Ms. Sooch's employment and recruited a new executive team
- We then conducted a comprehensive strategic review of our portfolio and capital allocation strategy with the assistance of independent financial advisors and legal counsel
- Based on that review, our Board identified the opportunity to merge with Opus as the most compelling path to sustainable value creation for its stockholders
- In March 2025, we raised approximately $21.5 million in capital from new institutional biotech investors, demonstrating confidence in our new strategic direction, pipeline and leadership team

We have the right Board and leadership team to oversee our strategy

- We have strengthened our executive leadership team with critical skills and experience to successfully advance Opus' most promising programs, increase operational efficiency and maximize shareholder value
- We have added three new Board members with deep ophthalmic drug development experience in October 2024, when we completed the merger with Opus
- Our Board members have significant experience serving as directors and executives of public and private biotechnology companies
- Collectively, our Board has extensive expertise developing and monetizing biotechnology programs and assets, which is critical to maximizing shareholder value

About Opus Genetics (NASDAQ: IRD)

- Opus Genetics is a clinical-stage ophthalmic biotechnology company focused on developing gene therapies for the treatment of inherited retinal diseases (IRDs) and other disorders
- Our robust pipeline of first-in-class IRD therapies targets conditions affecting 17,000+ US patients
- We have three leading programs: LCA5, BEST1 and RHO
- We have four additional programs in the pipeline: RDH12, MERTK, NMNAT1 and CNGB1

Market Value ($M)[1]	**$39.9**
Cash ($M) (as of 12/31/24)	**$30.3**
Net Offering Proceeds[2] (3/24/25)	**$20.0**
Headquarters	**Durham, NC**
Employees	**18**

1 LCA5

~200 patients[3,4] | $1M per eye | $400M

- For early-onset, severe hereditary retinal degeneration
- Clinical proof of concept established
- First pediatric patient in Ph 1/2 trial enrolled in Q1 2025 and second pediatric patient recently dosed
- First data readout expected in Q3 2025
- As few as 17 additional patients for FDA approval
- Approximately $25M company direct investment to NDA submission
- Minimal commercial sales force expected to be required

2 BEST1

~9,000 patients[3,4] | $500K per eye | $9B

- For BEST1-related mutations associated with retinal degenerative diseases
- 1st patient dosing in Ph 1b/2a clinical study expected in 2H 2025
- Preliminary Ph 1/2 trial data expected by Q1 2026
- Minimal sales force expected to be required

3 RHO

~5,600 patients[4] | $500K per eye | $5.6B

- For RHO-related forms of retinitis pigmentosa
- IND enabling studies in 2025
- Minimal sales force expected to be required

Opus Gene Therapy Programs Targeting a **$15B Opportunity** in the U.S.

1. Source: FactSet. Data as of April 7, 2025.
2. Before deducting underwriting discounts and commissions and offering expenses payable by the Company.
3. Stone et al. Ophthalmology. 2017;124:1314-1331.
4. Triangle Insights Group market research (compilation of prevalence studies), conducted August 2023.

Our Vision

Our goal is to improve the lives of patients suffering from inherited retinal diseases

We are committed to building an innovative, efficient and sustainable clinical-stage ophthalmic biopharmaceutical company leading the development of transformative gene therapies for the treatment of inherited retinal diseases (IRDs)

Opus is advancing first-in-class retinal gene therapies

History of Opus Genetics and Its Predecessors

Ms. Sooch's Tenure at Ocuphire

2001	• **Rexahn Pharmaceuticals founded** as a development stage biotech company focused on the treatment of cancer, central nervous system disorders and other unmet medical needs
2005	• Rexahn goes public, raising approximately $12M in its IPO and $14M in subsequent private placements
2005 - 2020	• Rexahn advances oncology candidates into clinical trials but faces funding and clinical setbacks
2018	• **Ocuphire Pharma co-founded by Mina Sooch to acquire Ocularis, LLC**, original developer of Nyxol (n/k/a Ryzumvi), forming a private, clinical-stage ophthalmic biotech focused on treating refractive eye disorders
2020	• **Ocuphire enters sublicense agreement with Apexian** to add APX3330 program for diabetic retinopathy • **Ocuphire enters reverse merger with Rexahn, raises $21 million PIPE** and becomes a public entity focused solely on ophthalmic therapies
2021	• Ocuphire advances its pipeline, continuing Phase 2/3 trials for its key assets, Nyxol (n/k/a Ryzumvi) and APX3330 • Separately, **Opus Genetics founded** as a private, clinical-stage gene therapy company focused on treating IRDs
2022	• **Ocuphire partners with Viatris**, granting Viatris exclusive global rights to co-develop and commercialize Ryzumvi
2023	• **APX3330 Phase 2 trial fails to meet primary endpoints** • **Ocuphire terminates the employment of Mina Sooch**; Rick Rodgers appointed Interim President and CEO • FDA approves Ryzumvi for reversal of pharmacologically induced mydriasis • **Ocuphire appoints Dr. George Magrath as CEO**
2024	• The Board and management team conduct a comprehensive strategic review • **Ocuphire enters into a merger agreement with Opus Genetics**, combining its existing commercial-stage small-molecule portfolio with Opus' gene therapy pipeline for IRDs
2025	• **Opus Genetics raises new capital** consisting of approximately $20M[2] in a public offering, $1.5M in a concurrent private placement, and up to $21.4M in additional proceeds to support its advanced clinical pipeline

1. Source: Rexahn Form S-1/A filed November 23, 2005 and final prospectus.
2. Before deducting underwriting discounts and commissions and offering expenses payable by the Company.

Opus Today Is Stronger and Poised for Success

	Ocuphire (Opus Predecessor)	Opus Today
Executive Team	• Only one C-level executive (Ms. Sooch)	✓ Capable team of experienced industry professionals, including CFO, COO and CSDO
Assets	• One asset that failed to reach its primary endpoint in its recent clinical trial and another that had been fully out-licensed	✓ A promising portfolio of gene therapies with compelling early data, plus optionality from legacy assets
Patent Families	• 2	✓ 7
Cash Runway	• Mid-2025	✓ Extended into second half of 2026

We Took Action to Maximize Shareholder Value

Initiative	Achievements
1 **Appointed a new highly qualified CEO to lead Opus' next chapter**	✓ Appointed Dr. George Magrath as new CEO to lead execution of refreshed strategic plan
2 **Conducted a comprehensive review and developed a new strategy**	✓ Engaged an independent consulting firm to assist in the identification and evaluation of potential assets ✓ Evaluated more than 50 potential assets and conducted deeper diligence on five companies ✓ Concluded review with Opus merger and began executing strategic plan to maximize gene therapy assets
3 **Augmented the executive leadership team with critical skills**	✓ Expanded executive team with appointments of CFO, COO, CSDO to support operational effectiveness ✓ Bolstered scientific expertise with the addition of Dr. Jean Bennett as Scientific Advisor
4 **Executed a strategic financing transaction**	✓ Completed public offering in March 2025 for proceeds of approximately $20 million[1] and concurrent private placement of $1.5 million, with up to $21.4 million in additional proceeds pending the release of clinical data ✓ Secured participation by experienced institutional biotech investors, including Perceptive Advisors and Nantahala Capital, demonstrating confidence in Opus' new management team and strategy

1. Before deducting underwriting discounts and commissions and offering expenses payable by the Company.

Shareholders Should Support Opus' Board, New Assets and Strategy

Our Board Has Positioned Opus to Optimize Value

- The Board undertook a comprehensive review after the failed Phase 2 trial of APX3330, resulting **in new leadership, new assets, a strengthened Board and new equity capital**
- The new lead assets are promising and have attracted some of the world's leading biotech investors and experts on retinal degeneration
- The Company expects to have **sufficient cash resources to advance its clinical programs**; if successful in trials, the Company's assets could create substantial value for shareholders

Our New Assets and Strategy Represent the Best Opportunity for Value Creation

- We acquired the **promising IRD gene therapy programs** underpinning our new strategy in an **all-stock merger with Opus Genetics** in October 2024
- The merger consideration included the issuance of **convertible Preferred Stock** to the former stockholders of pre-merger Opus, with the **shareholder vote on conversion** of the Preferred Stock to Common Stock at the 2025 Annual Meeting
- Under the terms of the merger agreement, we are **obligated to seek shareholder approval** for the conversion every four months until approval is obtained
- **Approval of Proposal No. 4 will prevent unnecessary use of Opus' cash resources to pay quarterly dividends** on the Preferred Stock beginning later this year, if the conversion is not approved at this Annual Meeting

SECTION II

We Took Action and Have the Right Strategy to Maximize Shareholder Value

We Have Reconfigured the Company

We have been executing a transformation to advance the Company's long-term viability

Enhanced Leadership Team 2023

- Executed a CEO transition, bringing in qualified leadership with experience more relevant to the Company's most viable path for value creation
- Appointed a Chief Operating Officer to strengthen oversight and improve efficiency
- Legacy Opus initiated Phase 1/2 clinical trial of LCA5 gene therapy assets

Refreshed Strategy 2024

- Enhanced the management team with the appointments of a Chief Financial Officer and a Chief Scientific & Development Officer
- Conducted a comprehensive strategic review with financial advisors
- Critically evaluated our portfolio of assets to ensure confidence in our forward plan
- Completed merger and business integration with Legacy Opus
- Augmented the Board with three new highly qualified directors

Strengthened the Business 2025

- Completed significant financing as validation of our strategy and assets from leading biotech institutional investors
- Announced first patient enrollment in LCA5 Phase 1/2 clinical trial
- Met with FDA in March 2025 to discuss the potential regulatory path for OPGx-LCA5, including the design of a potential registrational study
- Amended our bylaws to expand shareholder rights and enhance our corporate governance practices

Why Did We Change the Strategy?

- **Opus' predecessor company Ocuphire – which was co-founded and led by Mina Sooch – faced a crossroads in 2023 when a lead asset (APX3330) failed to meet primary endpoints in Phase 2**
  - — The Board explored financing alternatives for APX3330 but found extremely limited interest from potential investors
  - — Accordingly, Ocuphire wound down manufacturing, pre-clinical and clinical development of APX3330 by late 2024
- **The Company had fully out-licensed its other lead program, Ryzumvi,** leaving it with only limited, indirect influence over further development and commercialization activities that will determine its future value as a financial asset of the Company
- **Ms. Sooch was leading the Company as the sole executive, which resulted in ineffective management and hindered clinical development**
  - — As Ms. Sooch stated in her April 19, 2023 letter to the Board, **she "[took] on the responsibilities of CFO/COO/CBO/CMO" and struggled to manage** a schedule of "back to back meetings most days with no 15 or 30 min break between to check emails/make calls/or foodbreak"
  - — In evaluating the failed APX3330 ZETA-1 trial, analysis found that **~20% of the patient images produced were missing or uninterpretable**, while the interpretable clinical data for the primary endpoint demonstrated a lack of efficacy
- In April 2023, **the Board terminated Ms. Sooch as CEO of Ocuphire and, in November 2023, following a comprehensive executive search process, appointed Dr. George Magrath**, M.D., M.B.A., M.S., a board-certified ophthalmologist with extensive clinical, business and financial experience, to lead the Company through a strategic transition
  - — **Dr. Magrath was hired, in part, to effect change in Ocuphire's culture and create a more collaborative, multidisciplinary, team-focused approach** to developing new drugs, in contrast to Ms. Sooch's approach in which decision-making and management were concentrated in the hands of the CEO
- **To reposition the Company for success**, Ocuphire's Board directed Dr. Magrath to build out and strengthen Ocuphire's executive team, evaluate the failure of ZETA-1 and the viability of the APX3330 program and develop a strategy to either proceed with APX3330's development or identify an alternative approach to creating stockholder value

We Took Action to Maximize Shareholder Value

	Initiative	Achievements
1	**Appointed a new highly qualified CEO to lead Opus' next chapter**	✓ Appointed Dr. George Magrath as new CEO to lead execution of refreshed strategic plan
2	**Conducted a comprehensive review and developed a new strategy**	✓ Engaged an independent consulting firm to assist in the identification and evaluation of potential assets ✓ Evaluated more than 50 potential assets and conducted deeper diligence on five companies ✓ Concluded review with Opus merger and began executing strategic plan to maximize gene therapy assets
3	**Augmented the executive leadership team with critical skills**	✓ Expanded executive team with appointments of CFO, COO, CSDO to support operational effectiveness ✓ Bolstered scientific expertise with the addition of Dr. Jean Bennett as Scientific Advisor
4	**Executed a strategic financing transaction**	✓ Completed public offering in March 2025 for proceeds of approximately $20 million[1] and concurrent private placement of $1.5 million, with up to $21.4 million in additional proceeds pending the release of clinical data ✓ Secured participation by experienced institutional biotech investors, including Perceptive Advisors and Nantahala Capital, demonstrating confidence in Opus' new management team and strategy

1. Before deducting underwriting discounts and commissions and offering expenses payable by the Company.

① We Appointed a Highly Qualified New CEO to Lead Opus' Next Chapter



Dr. George Magrath
Chief Executive Officer

A board-certified ophthalmologist with deep medical and business expertise, Dr. Magrath has a proven track record in strategy, P&L performance, value creation and drug development

Lexitas (Dedicated to Ophthalmics)
2020 – 2023

- ✓ Served as CEO & Chief Medical Officer of Lexitas, a specialized ophthalmologic clinical research organization
- ✓ Led the organization through significant growth from 35 to 200 employees
- ✓ Orchestrated Lexitas' acquisition and integration process with QHP Capital, creating a premier ophthalmology research organization and a substantial return on investment
- ✓ Broadened Lexitas' clinical trial offerings, notably advancing into retinal disease studies

Hovione
2015 – 2020

- ✓ Served as Medical Director of the Contract Development and Manufacturing Company, dedicated to bringing new and off-patent drugs to market
- ✓ Oversaw the clinical development of Hovione's drug candidates, including designing and executing Phase 1 and 2 trials to advance treatments toward commercialization
- ✓ Played a pivotal role in the development of Meizuvo®, addressing a significant unmet need in ophthalmologic therapy

EDISON
2016 – 2017

- ✓ Served as an Equity Analyst at Edison Investment Research
- ✓ Provided in-depth analysis and investment recommendations on small and mid-sized pharma and biotech companies
- ✓ Gained valuable insights into the financial aspects of drug development, enhancing his ability to assess drug viability
- ✓ Developed a strong foundation for his subsequent leadership roles in the pharmaceutical industry

Source: Company 8-K filed 11/01/23, Company websites, LinkedIn.

② We Conducted a Comprehensive Review of Our Strategy and Portfolio

- From February 2024 to June 2024, **our leadership team worked with leading retinologists and other industry experts** to analyze the ZETA-1 dataset on a patient-by-patient basis to better understand the viability of, and commercial opportunity for, APX3330

- This initiative generated, and included review of, **thousands of pages of ancillary data analyses**, including qualitative imaging reviews, quantitative imaging analysis, and statistical analyses, which the Company shared with the investment and physician community

- Based on this analysis and **the investment and physician community's tempered reception of the clinical data package** and the new pre-clinical data, Ocuphire's leadership team determined that the signal for APX3330 in diabetic eye disease was modest

- Based on feedback received, Ocuphire's leadership team further determined that **the Company's lack of intellectual property rights** with respect to active moiety within the chemical structure, **lack of robust pre-clinical data on APX3330**, and **lack of clinical signal for APX3330** likely limited external interest in the asset

② We Identified An Ideal Collection of Assets At Opus Genetics

- At the Board's instruction, **Ocuphire engaged an independent consulting firm to assist in the identification and evaluation of potential assets**
- We thoroughly **evaluated more than 50 potential assets** and conducted scientific diligence on five companies
- Through an active BD process, we identified **Opus Genetics' LCA5 program**, a clinical-stage gene therapy company for IRDs, as a **particularly attractive asset due to its scientific merit, efficient timelines, significant positive signal in humans and potential market value**
- Opus Genetics was seeded by leading research organizations and institutional biotech investors, **Foundation Fighting Blindness (FFB) and Retinal Degenerative Fund (RD Fund)**, which continue to support Opus with their wealth of scientific and capital resources
- FFB's alignment with Opus' mission is so strong that the **former CEO at both the FFB and the RD Fund joined Legacy Opus** in July 2022 to help advance its programs to develop treatments for rare retinal diseases
- In addition, the Company gained the scientific advisory expertise of **Dr. Jean Bennett, a highly regarded ocular gene therapist** who had successfully developed and commercialized **the first gene therapy ever approved** for an inherited disease
- **Opus is now positioned for success** with a highly experienced leadership team and a robust pipeline of promising assets

③ We Augmented Our Executive Leadership Team with Critical Skills

April 2023



Mina Sooch
Chief Executive Officer

N/A
Chief Financial Officer

N/A
Chief Operating Officer

N/A
Chief Scientific Officer

Today



George Magrath, MD, MBA, MS
Chief Executive Officer

Lexitas | Hovione | EDISON | Implicit Bioscience



Nirav Jhaveri, MBA
Chief Financial Officer

Insilico Medicine | Journey Medical Corporation | citi | Bank of America | NYU Stern



Joe Schachle, MBA
Chief Operating Officer

Old Dominion University Strome College of Business | GRIFOLS | JMU James Madison University | gsk | INSPIRE



Ash Jayagopal, PhD, MBA
Chief Scientific & Development Officer

KODIAK | Roche | Kelley School of Business | Vanderbilt University



Sarah Tuller, JD
Head of Regulatory

Travere Therapeutics | discmedicine | astellas



Ben Yerxa, PhD
President

Foundation Fighting Blindness | INSPIRE | envisia therapeutics | Clearside Biomedical

*"I have no C-level fulltime employees reporting to me… so **I take on the responsibilities of CFO/COO/CBO/CMO**."*

\- Mina Sooch, Letter to the Ocuphire Pharma Board of Directors, April 19, 2023

3

Jean Bennett, M.D., Ph.D., Brings World-Class Expertise in Gene Therapy Development and Commercialization



Dr. Jean Bennett
Scientific Advisor & Director

A pioneering leader in genetic medicine, Dr. Bennett's groundbreaking work has paved the way for transformative therapies with vast commercial potential

Spark Therapeutics

- ✓ Co-founded by Dr. Jean Bennett
- ✓ Spearheaded the development of LUXTURNA®, an FDA-approved gene therapy that greatly improves visual function in individuals with a defective form of the RPE65 gene
- ✓ LUXTURNA® was the first approved gene therapy in the US
- ✓ **Sold to Roche Holding AG for $4.8 billion in 2019**

Limelight Bio

- ✓ Co-founded by Dr. Jean Bennett
- ✓ Privately-held multi-disease biopharma company developing novel gene therapies
- ✓ Proprietary technologies designed to overcome limitations of currently available viral-based treatments to address a wider range of diseases
- ✓ **Raised $75 million in financing** by Apple Tree Partners in 2019

GenSight Biologics

- ✓ Co-founded by Dr. Jean Bennett
- ✓ Clinical-stage biopharma company focused on developing and commercializing innovative gene therapies for retinal neurodegenerative diseases and central nervous system disorders
- ✓ Presented new data on the revolutionary gene therapy LUMEVOQ® at the 51st Annual Meeting of the North American Neuro-Ophthalmology Society in March 2025

Dr. Bennett's innovations continue to **shape the future of genetic treatments**, driving both scientific progress and shareholder value

4 We Executed a Strategic Financing Transaction

- **In March 2025, we announced the pricing of an underwritten public offering and concurrent private placement**
  - Public offering generated gross proceeds of approximately \$20 million[1]
  - Private placement generated gross proceeds of approximately \$1.5 million, with up to \$21.4 million in additional proceeds
- **Public offering was led by Perceptive Advisors and Nantahala Capital**
  - Participation by major institutional shareholders demonstrates validation of our science and confidence in our strategy and management team
  - Opus CEO Dr. George Magrath and Chairman Cam Gallagher both participated in the concurrent private placement, strengthening alignment with shareholders
- **Net proceeds will (among other things) support the continued development of our leading programs, LCA5 and BEST1, as we advance them towards key milestones**


March 21, 2025

OPUS GENETICS

Opus Genetics Announces Pricing of Public Offering and Concurrent Private Placement with Proceeds of Over \$20 Million

Additional approximately \$21 million tied to data release for the Company's BEST1 program

RESEARCH TRIANGLE PARK, N.C., March 21, 2025 (GLOBE NEWSWIRE) -- Opus Genetics, Inc. ("Opus" or the "Company") (Nasdaq: IRD), a clinical-stage ophthalmic biotechnology company developing gene therapies for the treatment of inherited retinal diseases (IRDs) and therapies for other ophthalmic disorders, today announced the pricing of an underwritten public offering with gross proceeds of \$20 million and concurrent private placement with gross proceeds of \$1.5 million, with up to \$21.4 million in additional proceeds

The public offering is comprised of 21,052,631 shares of common stock, or common stock equivalents, and 21,052,631 warrants to purchase shares of common stock, at a public offering price of \$0.95. The warrants will be exercisable immediately upon issuance, have an initial exercise price of \$0.95, expire on the five-year anniversary of the original issuance date and may be called by the Company after 30 days following the release of the Company's OPGx-BEST1 DUO-1001 Cohort 1 data upon achievement of a volume weighted average price of our common stock for 30 consecutive trading days of over \$1.43 per share and the trading average daily volume for such 30 day period exceeds \$150,000 per trading day.

"Opus intends to use the net proceeds to **fund clinical development of its lead gene therapy programs, OPGx-LCA5 and OPGx-BEST1**, as well as for general corporate purposes and working capital."

1. Before deducting underwriting discounts and commissions and offering expenses payable by the Company.

We Have Advanced Our Pipeline and Expect Milestone Achievements in 2025

Gene Target	LCA5	BEST1	Rho	RHD12	NMNAT1	MerTK	CNGB1
Prevalence[1]	200	9,000	5,600	1,100	800	600	400
Price Range[2]	$1M-$2.5M	$1M-$2M	$1M-$2M	$1M-$2M	$1M-$2.5M	$1M-$2.5M	$1M-$2.5M
Market Potential	$200M-$500M	$9B-$18B	$5.6B-$11.2B	$1.1B-$2.2B	$800M-$2.0B	$600M-$1.5B	$400M-$1.0B
Potential Priority Review Voucher[3]	☑	☑		☑	☑	☑	☑
Program Status	• Clinical proof of concept established • First pediatric patient in Ph 1/2 trial enrolled in Q1 2025 • First data readout expected in Q3 2025	• First patient dosing in Ph 1b/2a clinical study expected in 2H 2025	• IND enabling studies	• IND enabling studies	• IND enabling studies	• IND enabling studies	• IND enabling studies in process • BESPOKE gene therapy grant expected to pay for Ph 1/2 trial

1. Estimates based on Stone et. Al. Ophthalmology. 2017 September; 124(9): 1314-1331. doi:10.1016/j.ophtha.2017.04.008. Rates multiplied by US population 330M & Triangle Insights Group (TIG) market research conducted 2023 w/IRD treaters and Payers, Prevalence is compilation of studies.
2. Price range is an estimate for both eyes based on current gene therapy pricing.
3. Subject to Congressional renewal of Rare Pediatric Disease Priority Review Voucher program.

Analysts Have Expressed Support for Our Portfolio and Positioning

"

Informed from the new platform moving forward for Opus Genetics…we believe inherited retinal disease (IRD) development presents an efficient path to concise studies offering insight into gene therapy efficacy. **We believe the additional IRD assets provide a fresh start for the platform, which we are encouraged by** from a strategic standpoint[1]

HCW H.C.WAINWRIGHT&CO.

"

We see this acquisition [of Legacy Opus] as a **positive step in further expanding into the ophthalmology and retinal** space, with the addition of new gene therapies enhancing "OCUP's" existing pipeline…We are reiterating our Buy rating[2]

AGP AllianceGlobalPartners

1. Source: H.C. Wainwright & Co. Research Note, November 13, 2024.
2. Source: Alliance Global Partners Research Note, October 30, 2024.

SECTION III

We Have a Highly Qualified Board and Leadership Team to Execute Our Strategy

Fully Integrated Leadership Team with Decades of Expertise and Successful Track Records of Development and Commercialization



George Magrath, MD, MBA, MS
Chief Executive Officer

- Experienced life sciences executive with a strong background in ophthalmology, clinical research and pharmaceuticals
- Board-certified Ophthalmologist
- Proven track record of leading and scaling biotech clinical research companies, including as CEO of Lexitas, where he grew the company from 35 to over 200 employees and oversaw its sale to QHP Capital



Jean Bennett, MD, PhD
Scientific Advisor

- F.M. Kirby Emeritus Professor of Ophthalmology at Perelman School of Medicine at the University of Pennsylvania
- Over 32 years of academic gene therapy research experience, with 24 patents and more than 175 peer-reviewed publications, including her pioneering work on gene therapy delivery of RPE65, which was foundational to the approval of Luxturna®



Ben Yerxa, PhD
President

- President and former CEO of Opus Genetics
- Over 30 years of experience in drug development and translating promising research discoveries into clinical milestones and treatments
- Established and led the Retinal Degeneration Fund while serving as CEO of the Foundation Fighting Blindness
- Holds 60 U.S. patents and is the inventor of DIQUAS™, an innovative dry eye treatment approved in Japan



Joe Schachle, MBA
Chief Operating Officer

- Over 30 years of experience in life sciences with expertise in strategic and operational planning, business development, marketing and sales
- Directed strategic brand planning and cross-divisional commercial initiatives as VP of Customer Experience Enablement at Grifols
- Secured over $1 billion in partnerships for Parion Science's lead programs during his tenure as COO



Ash Jayagopal, PhD, MBA
Chief Scientific & Development Officer

- Former Executive Director of Discovery Medicine at Kodiak Sciences where he supervised early-stage portfolio development
- As Head of Molecular Pharmacology and Biomarkers in Ophthalmology at Roche, led IND-enabling studies for over 16 programs, including the first FDA-approved bispecific antibody in ophthalmology



Nirav Jhaveri, MBA
Chief Financial Officer

- Experienced financial expert with senior management experience at clinical-stage biotech companies
- Former CFO of Journey Medical Corp. and Insilico Medicine where he oversaw over $100 million in business development transactions and helped raise $110 million
- Foundational career experience in equity research at Citigroup and investment banking at Bank of America

We Have Substantially Strengthened Our Board of Directors

April 2023



Cam Gallagher
Independent Director



Sean Ainsworth
Independent Director



Dr. James Manuso
Independent Director



Susan Benton
Independent Director



Richard Rodgers
Independent Director



Mina Sooch
Executive Director



Dr. Jay Pepose
Independent Director

Today



Cam Gallagher
Independent Chair



Sean Ainsworth
Lead Independent Director



Dr. Jean Bennett
Director



Dr. James Manuso
Independent Director



Susan Benton
Independent Director



Dr. Adrienne Graves
Independent Director



Richard Rodgers
Independent Director



Dr. George Magrath
Executive Director



Dr. Ben Yerxa
Executive Director

New directors with extensive ophthalmic drug experience

We Have a Highly Experienced and Engaged Board

Cam Gallagher
Independent Chair

- CEO & President of Alessa Therapeutics
- Co-founder & former President of Zentalis Pharmaceuticals
- Former Chief Business Officer at various private biotech companies
- Founder & Managing Director of Nerveda LLC

Dr. George Magrath
CEO

- CEO of Opus Genetics
- Former Chief Medical Officer & CEO of Lexitas Pharmaceutical Services
- Former Medical Director at Hovione Pharmaceuticals
- Former Equity Analyst at Edison Investment Research

Sean Ainsworth
Lead Independent Director

- CEO & Chair of Immusoft Corp.
- Co-founder & Chair of Ray Therapeutics
- Founder and former CEO & Chair of RetroSense Therapeutics
- Co-founder of Compendia Biosciences

Dr. Jean Bennet
Director

- F.M. Kirby Emeritus Professor of Ophthalmology at Perelman School of Medicine at the University of Pennsylvania
- Co-founder of Limelight Bio
- Co-founder of Spark Therapeutics
- Co-founder of GenSight Biologics S.A.

Susan K. Benton
Independent Director

- Former President of Thea Pharma
- Former Head of Global Product Strategy & New Ophthalmic Products at Shire Inc.
- Co-founder & former CCO of Sirion Therapeutics
- Various senior strategy roles at Bausch + Lomb

Dr. Adrienne Graves
Independent Director

- Former President & CEO of Santen Inc.
- Former SVP of Worldwide Clinical Development at Santen Pharmaceutical
- Former Director of International Ophthalmology at Alcon Laboratories
- Co-founder of Glaucoma 360
- Former Chair of IVERIC Bio (exited to Astellas)

Dr. James S. Manuso
Independent Director

- Founder & Managing Member of Laurelside LLC
- CEO & Chair of Talfinium Investments
- Former President, CEO and Vice Chair of RespireRX Pharmaceuticals
- Former Senior M&A Advisor at Otsuka Pharmaceutical Co.
- Former CEO & Chair of Astex Pharmaceuticals

Richard Rodgers
Independent Director

- Former Interim CEO & President of Ocuphire Pharma
- Co-founder & former CFO of TESARO
- Former CFO of Abraxis BioScience
- Former Chief Accounting Officer and Controller of MGI PHARMA
- Former Corporate Controller at MedSource Technologies

Dr. Ben Yerxa
Director

- President of Opus Genetics
- Former CEO of Opus Genetics
- Former CEO of the RD Fund of the Foundation Fighting Blindness
- Co-founder and former Chief Scientific Officer of Envisia Therapeutics
- Former Chief Scientific Officer of Liquidia Technologies
- Various senior R&D positions

Our New Directors Added Valuable Skills and Experience



Dr. Jean Bennett
Director Since Oct. 2024

- Renowned co-founder and **leader of gene therapy companies** with extensive biotechnology M&A and IPO experience
- Over 32 years of gene therapy research experience, **with 24 patents and more than 175 peer-reviewed publications**, including her pioneering work on gene therapy delivery of RPE65, which was foundational to the approval of Luxturna®
- Current F.M. Kirby Emeritus Professor of Ophthalmology at Perelman School of Medicine at the University of Pennsylvania (2004 – present)
- **Co-founder** of Spark Therapeutics (sold to Roche for $4.8 billion), Limelight Bio and GenSight Biologics S.A.
- **Other Public Company Directorships:** REGENXBIO Inc. (2021-present)



Dr. Adrienne Graves
Independent Director Since Oct. 2024

- Globally recognized **leader in ophthalmology with extensive experience in biotechnology**, pharmaceuticals and medical devices
- Established track record of **leading and advising ophthalmic companies through major transactions**, including the sale of IVERIC bio to Astellas Pharma for $5.9 billion
- Former President and CEO of Santen Pharmaceutical Co., Ltd., SVP of Worldwide Clinical Development and Director of International Ophthalmology at Alcon Laboratories, Inc.
- **Co-founder** of Glaucoma 360
- Honors include the Visionary Award, Catalyst Award, and features on The Ophthalmologist Power List in 2021 & 2023
- **Other Public Company Directorships:** Harrow (2024-present), Ocular Therapeutix (2023-present), Greenblock TMS Inc. (2018-2023), IVERIC bio (2018-2023), Oxurion NV (2018-2023), Nicox S.A. (2014-2024), Akorn Inc. (2012-2018), TearLab Corporation (2005-2018)



Dr. Ben Yerxa
Director Since Oct. 2024

- President of Opus Genetics and **former CEO of Legacy Opus**
- Seasoned biotechnology industry executive with more than 30 years of experience in drug development and **translating promising research discoveries into clinical milestones and treatments**
- Expert in venture philanthropy and biotech investment, having established and led the Retinal Degeneration Fund while also serving as CEO of the Foundation Fighting Blindness
- Former CEO of Retinal Degeneration Fund, **CEO of Foundation Fighting Blindness**, Co-founder and CSO at Envisia Therapeutics and at Liquidia Technologies
- Held numerous senior development roles, including at Clearside Biomedical, Parion Sciences and Inspire Pharmaceuticals
- **Other Public Company Directorships:** Clearside Biomedical (2022-present)

Our Board Is Committed to High Standards of Corporate Governance

Board and Governance Highlights

1. Separate roles of Independent Chair and CEO
2. Directors are annually elected by shareholders
3. Board committees are fully independent
4. Directors have substantial public company board experience

Board Overview

Tenure


0-3 Years
3-6 Years
6+ Years
4
4
1

3 Years Average Tenure

Independence


67%
33%

67% Independent

Age


40-49
50-59
60-69
70-79
1
4
1
3

60 Years Average Age

Gender Diversity


33%
67%

33% Gender Diverse

Board Skills Matrix Overview


Other Public Company Board
6
Senior Leadership & Operations
9
Life Science / Biotech
9
Intellectual Property
4
Academic / Research
6
Finance / Capital Management
7
M&A / Strategic Transactions
8
Ophthalmology
7
Clinical Development
9
Technology / Cybersecurity
2

Our Board Has the Right Skills to Oversee Our Strategy

        

	Sean Ainsworth	Susan K. Benton	Cam Gallagher	George Magrath	James Manuso	Richard Rodgers	Adrienne Graves	Jean Bennett	Benjamin Yerxa	
Public Board Experience			✓		✓	✓	✓	✓	✓	6 of 9 Directors
Senior Leadership & Operations	✓	✓	✓	✓	✓	✓	✓	✓	✓	9 of 9 Directors
Life Science / Biotechnology	✓	✓	✓	✓	✓	✓	✓	✓	✓	9 of 9 Directors
Intellectual Property	✓			✓				✓	✓	4 of 9 Directors
Academic / Research	✓			✓	✓		✓	✓	✓	6 of 9 Directors
Finance / Capital Management	✓	✓	✓	✓	✓	✓	✓			7 of 9 Directors
M&A / Strategic Transactions	✓	✓	✓	✓	✓	✓	✓		✓	8 of 9 Directors
Ophthalmology	✓	✓	✓	✓			✓	✓	✓	7 of 9 Directors
Clinical Development	✓	✓	✓	✓	✓	✓	✓	✓	✓	9 of 9 Directors
Technology / Cybersecurity				✓		✓				2 of 9 Directors

Our Corporate Governance Supports Effective Oversight

Diverse, Experienced and Independent Board

- ✓ Directors have deep executive-level experience in biotechnology and ophthalmology, intellectual property, M&A and strategic transactions, clinical development and finance
- ✓ Independent Chair and fully independent Board committees enhance the Board's oversight
- ✓ Three of nine directors are women, and six of nine directors are independent
- ✓ Balanced mix of tenures facilitates constructive dialogue in the boardroom
- ✓ Use of executive sessions facilitates open discussion among independent directors

Accountability to Shareholders

- ✓ Annual election of all directors promotes accountability to shareholders
- ✓ Simple majority vote requirements to amend charter and bylaws facilitates shareholder influence over governing documents
- ✓ Removal of directors without cause by simple majority ensures accountability
- ✓ Rights to call special meetings and act by written consent allow shareholders to act off-season

Alignment with Shareholders

- ✓ Significant stock purchases and ownership by directors gives them "skin in the game"
- ✓ Anti-hedging policy for all employees and directors
- ✓ Annual shareholder vote on executive compensation practices
- ✓ Proactive, ongoing engagement to solicit shareholder feedback

We Have Enhanced Our Corporate Governance Framework and Expanded Shareholders' Rights

	Opus Before Recent Amendments	Opus Today
Annually Elected Board of Directors	✓	✓
Independent Chair and Separate CEO	✓	✓
Simple Majority to Remove Directors	X	✓
Shareholder Ability to Call Special Meetings	X	✓
Shareholder Ability to Act by Written Consent	✓	✓
Simple Majority to Amend Bylaws	X	✓
Equal Voting Rights for All Shareholders	✓	✓

Our Executive Compensation Is Aligned with Performance

Compensation Philosophy	• Our compensation program is designed to attract, motivate, develop, reward and retain our management team while enforcing proper incentives for achieving financial goals and creating sustainable value • We aim to provide a market-competitive compensation opportunity that is predominantly performance-based • We reward executives for achieving superior financial performance and creating shareholder value
Management Development and Compensation Committee Process	• The Compensation Committee, which met five times in 2024, works closely with its independent compensation consultant to assess pay and performance matters • We regularly review and update our executive compensation program to ensure alignment with our objectives
Response to Shareholder Feedback	• We are committed to ongoing engagement with our shareholders; these engagement efforts take place each year through meetings, phone calls, and correspondence involving our senior management and, when appropriate, directors • We consider and incorporate shareholder feedback as we evaluate potential adjustments to future executive compensation plans

Source: Opus Genetics Definitive Proxy Statement, filed with the SEC on April 2, 2025; Company documents.

Our Board's Interests Are Strongly Aligned with Those of Opus' Shareholders

% of Common Shares Outstanding Beneficially Owned by Current Opus Board Members[1]


2.9%
4.0%
0.6%
0.6%
0.8%
0.9%
0.1%
<0.1%
9.9%
George Magrath
Cam Gallagher
Sean Ainsworth
Susan Benton
James Manuso
Richard Rodgers
Jean Bennett
Ben Yerxa
Opus Board

1. Source: Opus Genetics Definitive Proxy Statement, filed with the SEC on April 2, 2025.

SECTION IV

Mina Sooch's Claims Are Misleading

Ms. Sooch's Ideas Are Not Feasible and Unlikely to Create Value

Topic	Ms. Sooch's Idea	Opus' Response
APX3330	*Seek partnerships or alternative financing*	• The Board is open to partnerships, but determined in its strategic review that the capital required to further develop APX3330 and the time required to obtain additional data are substantial, which will likely limit the universe of interested parties
	Explore other indications beyond ophthalmology	• Opus does not broadly hold the rights for indications outside the scope of ophthalmology • Rights to the most likely non-ophthalmic indication are already licensed to another developer
Ryzumvi	*Conserve cash and focus on realizing commercial potential*	• Opus has out-licensed the asset and does not have the ability to take back rights, leaving it with limited, indirect influence over further development and commercialization activities • We have not received material Ryzumvi royalties to date, and the Ryzumvi franchise faces potential generic competition
	Pursue global licensing agreements aggressively	• Opus has already out-licensed rights for phentolamine franchise worldwide to the same commercial partner, with the exception of South Korea
Gene Therapy Assets	*Explore partnerships and risk-sharing collaborations*	• To date, pre-clinical data from our gene therapy asset portfolio has been compelling, and we expect such assets will require manageable capital to drive value inflection through generation of clinical data • These assets are expected to require a small commercial footprint to market

Ms. Sooch's Claims Regarding Ryzumvi and APX3330 Are Misleading

Purported Advantage According to Ms. Sooch	Ms. Sooch's Claim	Opus' Response
Later-stage or FDA-approved	*Ryzumvi is already FDA-approved with two more Phase 3 trials for large chronic indications underway*	• Viatris holds the exclusive global license for Ryzumvi commercialization • Two indications are still in Phase 3 trials, with the clinical results unknown
	APX3330 completed Phase 2 trials across multiple diseases	• APX3330 did not meet its primary endpoint in its last Phase 2 trial • Additional trials based on the plan agreed upon with the FDA would require significant expenditures of capital over several years to reach data
Multiple Indications	*Ryzumvi is positioned for three major markets (presbyopia, night vision disturbances and mydriasis)*	• Opus' partner is executing a strategy to address these indications, and the Company does not exercise significant influence over that strategy
Extensive Human Data	*Both assets have substantial clinical data demonstrating safety and efficacy in hundreds of patients*	• APX3330 failed to achieve its primary endpoint in a Phase 2 trial; Ryzumvi has been out-licensed
Small-molecule, Cost-effective Therapies	*Both assets can be efficiently produced, distributed and priced for access, in contrast with gene therapies*	• Commercial value is commensurate with the benefit brought to patients; IRD value will likely reflect transformational benefit similar to that seen in patients treated with other gene therapies to date
Strong IP Protection	*Both assets have existing and new composition of matter, with APX salt patent protection extending into the 2040s, ensuring long-term commercial exclusivity*	• APX3330 lacks core composition of matter protection, limiting its value to partners • Ryzumvi faces potential generic competition, with an ANDA having been filed in February 2025 to challenge its patent protection
Large Market Opportunity	*Each asset addresses multi-billion-dollar markets*	• Ms. Sooch has consistently overstated and adjusted her view on the market potential for Ryzumvi • We believe Opus' current strategy addresses attractive commercial opportunities in rare inherited retinal disease treatment

We Believe Ms. Sooch Has Overestimated the Potential Revenue of Ryzumvi

August 2021



Reversal of Mydriasis (RM) Market Opportunity
With No Commercially Available Treatment, Nyxol May Provide Significant Revenue Potential
RM
100M+
General and specialty eye exams per year[1]
> 65% Patients
Report moderate to severe negative impact of dilated exams[1]
$5 - $20
Price range surveyed for cash pay per patient with room for physician markup[1]
$325M - $1B+
Estimated US RM Market Opportunity
> $6B Eye Exam Market
Exams, the third-largest category, grew faster than both prescription lenses and frames
OptoMap: Retinal screening for those wanting to avoid dilations but not a replacement for full dilated eye exam → $40-65 paid by patients
Physician's Use of Mydriatic Agents[1]
Paremyd 9%
Cyclopentolate 5%
Phenylephrine Alone 16%
Tropicamide Alone 52%
Tropicamide and Phenylephrine 18%
Use of phenylephrine, tropicamide, Paremyd®, or combinations of such comprise nearly 95% of dilating eye drops used by eyecare professionals.
20
Ocuphire

$325M - $1B+
Estimated US RM Market Opportunity

August 2022



Reversal of Mydriasis (RM) Market Opportunity
With No Commercially Available Treatment, Nyxol Could Achieve Significant Revenues
RM
100M Annual Eye Dilations
MIRA Trials Represent 95% of Dilation Drops Used in Practice
65% Report Moderate to Severe Impact to Daily Function
80% of Patients Likely to Request Drop
Patient Willingness to Pay $10-$20+
~$500M+
US RM Market Opportunity
80 to 100 Average number of patients seen by an ECP per week
40 to 50 Average number patients dilated per week
20 to 25 Number of patients who choose reversal drop vials per week
1000 to 1,250 Total vials per year per ECP
10,000 to 16,000 Target number of ECPs
10 M to 20 M Total vials per year
$100M to $200M
Potential Nyxol Revenue Opportunity
16
Ocuphire

~$500M+
Estimated US RM Market Opportunity

$100M - $200M
Potential Ryzumvi Revenue Opportunity

Current

Ryzumvi Total Revenue

Opus has recognized less than **$70,000** from Ryzumvi sales through the end of 2024[1]



$3,000
$19,000
$14,000
1Q 2024
2Q 2024
3Q 2024

Source: Company filings.
1. The Company no longer publicly discloses royalty payments related to the sale of Ryzumvi (as of the quarter and fiscal year ended December 31, 2024) but had reported $38,000 in royalty payments during the quarters ended March 31, 2024, June 30, 2024 and September 30, 2024.

Despite Ms. Sooch's Purported Confidence in the Value of Ryzumvi and APX3330, She Rejected Our Offer to Acquire Those Assets

- **Ms. Sooch has repeatedly stated her belief that Ryzumvi and APX3330 are the highest potential assets in Opus' portfolio**
  - As Ocuphire CEO, Ms. Sooch led the Company to enter into a global license agreement with Viatris for the co-development and commercialization of Ryzumvi
  - Ocuphire received $35 million upfront and, upon commercialization, is eligible to receive tiered double-digit royalties on global net sales through 2040 and additional consideration for milestone achievements
  - Opus has recognized less than $70,000 from Ryzumvi sales through the end of 2024
- On February 24, 2025, the Opus Board delivered a **proposal under which Ms. Sooch could acquire all or part of the Ryzumvi asset**, but Ms. Sooch rejected that proposal
- On March 11, 2025, Opus presented a term sheet outlining a **proposal under which Ms. Sooch would acquire 100% of APX3330 and Ryzumvi rights (other than the two remaining approval milestone payments) for $15 million**; Ms. Sooch rejected the proposal and conveyed disinterest in any further negotiation that included her acquisition of the assets
- **If Ms. Sooch were truly confident in the value she ascribes to Ryzumvi, we believe she would have been motivated to acquire the Ryzumvi and APX3330 assets**

> ***"The opportunity in retina has multi-billion dollar potential."***
>
> – Mina Sooch, Ocuphire Press Release, August 12, 2022

> *"I've had multiple interactions with doctors in the diabetic retinopathy space.* ***There are no milestones in the next two years I am not capable of executing on****. The ship I built is solid."*
>
> – Mina Sooch, Eyewire+ Article, April 21, 2023

SECTION V
Conclusion

Shareholders Should Support Opus’ Board, New Assets and Strategy

Our Board Has Positioned Opus to Optimize Value

- The Board undertook a comprehensive review after the failed Phase 2 trial of APX3330, resulting **in new leadership, new assets, a strengthened Board and new equity capital**
- The new lead assets are promising and have attracted some of the world’s leading biotech investors and experts on retinal degeneration
- The Company expects to have **sufficient cash resources to advance its clinical programs**; if successful in trials, the Company’s assets could create substantial value for shareholders

Our New Assets and Strategy Represent the Best Opportunity for Value Creation

- We acquired the **promising IRD gene therapy programs** underpinning our new strategy in an **all-stock merger with Opus Genetics** in October 2024
- The merger consideration included the issuance of **convertible Preferred Stock** to the former stockholders of pre-merger Opus, with the **shareholder vote on conversion** of the Preferred Stock to Common Stock at the 2025 Annual Meeting
- Under the terms of the merger agreement, we are **obligated to seek shareholder approval** for the conversion every four months until approval is obtained
- **Approval of Proposal No. 4 will prevent unnecessary use of Opus’ cash resources to pay quarterly dividends** on the Preferred Stock beginning later this year, if the conversion is not approved at this Annual Meeting

Opus Genetics Urges Shareholders to Support the Board's Nominees

Shareholders should **vote "FOR" ALL NINE of the Board's Nominees on the BLUE proxy card**
and
"FOR" all other proposals at the Annual Meeting, including
"FOR" the Preferred Stock Conversion (Proposal No. 4)

If you have any questions or need additional copies of the proxy materials, please call:

Banks and Brokerage Firms: +1 (203) 658-9400
Shareholders and All Others: +1 (800) 662-5200
Email: ird@info.sodali.com

APPENDIX I
Our Strategy

Our Strategy to Maximize Value for Shareholders

Building a robust, IRD-focused gene therapy pipeline

- Stacked pipeline of gene therapies for several unaddressed inherited retinal diseases (IRDs) to balance risk across programs
- Favorable competitive landscape
- Multiple potential Priority Review Voucher opportunities

Partnering with patient networks and advocacy organizations

- Significant relationships with key patient advocacy groups
- Strategic partnerships to access global IRD patient registries

Focusing on small-scale, high-quality production

- Strategic partners committed to small, high-quality gene therapy vectors at GMP grade
- Dedicated production lines tailored for low- and relatively high- prevalence IRDs (100s to 1000s of patients) to support 1-2 INDs/year

Establishing repeatable scientific, clinical, and regulatory processes

- Establishing strong partnerships, and leveraging synergies and learnings between programs
  - Collaboration with clinical and academic research centers of excellence, including thought leaders in gene therapy
  - Access to high-quality pre-clinical research to supplement internal discovery efforts
  - Disease indications are related, with knowledge and established technology that can be transferred to new programs
- Platform harmonization across programs to streamline clinical, manufacturing, and regulatory processes

GMP, Good Manufacturing Practices; IND, investigational new drug; IRD, inherited retinal disease.

There are Limited Treatment Options for Inherited Retinal Diseases (IRDs) Despite Key Advances in Gene Therapy

- Over 300 genes are known to cause IRDs, which severely affect vision in **more than 180,000 people** in the United States[1,2]
- **Almost all IRDs lack treatment** to halt progression and rescue vision[2]
- Luxturna® is the **only FDA-approved IRD gene therapy** and targets the *RPE65* gene mutation[2]

300+ Genes


CSNB
8
3
LCA
7
Alstrom
1
9
4
2
RP
62
5
CD/CRD
25
1
3 CSNB
US
14
5
BBS
13
1 LCA
2
1
1
1
1 LCA
JBS
11
6
SLS/
NPHP
4

Adapted from Leroy, et al. *AAO EyeNet* July 2018.

Luxturna® is a registered trademark of Spark Therapeutics, Inc.
FDA, Food and Drug Administration; IRD, inherited retinal disease; RPE65, retinal pigment epithelium-specific 65 kDa protein.
1. Retinal Information Network. RetNet data. Accessed December 19, 2024. https://retnet.org. **2.** Gong J, et al. *Clin Ophthalmol.* 2021;15:2855-2866.

Valuable Gene Therapies Have Robust Commercial Potential



WAC ($)
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
$850,000
$2,254,412
$2,800,000
$3,000,000
$3,200,000

Product	Luxturna®*	Zolgensma®	Zynteglo™	Skysona™	Elevidys™
Indication	Biallelic *RPE65* Mutation-Associated Retinal Dystrophy	<2 years old with Spinal muscular atrophy (SMA)	β-thalassemia patients who require regular red blood cell transfusions	4-17-year-olds with Cerebral Adrenoleukodystrophy (CALD)	Ambulatory 4-5-year-olds with Duchenne Muscular Dystrophy (DMD)
Technology Type	AAV vector-based	AAV vector-based	Autologous hematopoietic stem cell-based	Autologous hematopoietic stem cell-based	AAV vector-based
Dosing Regimen	1.5 x 10^{11} vg per eye, on separate days, but no fewer than 6 days apart	1.1 × 10^{14} vg per kg of body weight, IV over 60 minutes	5.0 × 10^{6} CD34+ cells per kg of body weight, each bag via IV in <30 minutes	5.0 × 10^{6} CD34+ cells per kg of body weight minimum single dose	1.33 ×10^{14} vg per kg of body weight, IV over 1-2 hours (<10mL/kg/hr)
ROA	Subretinal	Intravenous	Intravenous	Intravenous	Intravenous
Approval Date	December 2017	May 2019	August 2022	September 2022	June 2023
Patent Expiry	June 2025	December 2029	December 2029	December 2032	N/A

Approved gene therapies are a **one-time treatment** for the lifetime of the patient

*WAC for dosing both eyes; half for single eye.
AAV, adeno-associated virus; IV, intravenous; RPE, retinal pigment epithelium; ROA, route of administration; WAC, wholesaler acquisition cost.
Luxturna® is a registered trademark of Spark Therapeutics, Inc.; Zolgensma® is a registered trademark of Novartis Gene Therapies, Inc.; Zynteglo™ is a trademark of bluebird bio, Inc.; Skysona™ is a trademark of bluebird bio, Inc.; Elevidys™ is a trademark of Sarepta Therapeutics, Inc.
Sources: Company websites.

We Have a Strong IRD Pipeline with Multiple Near-Term Value Inflection Points

Lead Candidates

	U.S. Prevalence	Pre-clinical	IND-enabling	Phase 1/2	Phase 2/3	RPDD / ODD from FDA	Status
OPGx-LCA5 *LCA*	~200 patients[1,2]					Granted	• Ph 1/2 pediatric data expected in 2025
OPGx-BEST1 *Bestrophinopathies*	~9,000 patients[1,2]					Eligible	• Ph 1/2 data expected by Q1 2026

Future IRD Programs

	U.S. Prevalence	Pre-clinical	IND-enabling	Phase 1/2	Phase 2/3	RPDD / ODD from FDA	Status
OPGx-RHO *adRP*	~5,600 patients[2]					Eligible	• IND-enabling studies
OPGx-RDH12 *LCA*	~1,100 patients[1,2]					Eligible	• NHP GLP toxicology study
OPGx-MERTK *RP*	~600 patients[1]					Eligible	
OPGx-NMNAT1 *LCA*	~800 patients[1]					Eligible	
OPGx-CNGB1 *RP*	~400 patients[1]					Granted	

adRP, autosomal dominant retinitis pigmentosa; BEST1, bestrophin 1; CNGB1, cyclic nucleotide-gated channel β1; FDA, Food and Drug Administration; GLP, Good Laboratory Practices; IND, Investigational New Drug; IRD, inherited retinal disease; LCA, Leber congenital amaurosis; MERTK, MER proto-oncogene tyrosine kinase; NHP, nonhuman primate; NMNAT1, nicotinamide mononucleotide adenylyltransferase 1; ODD, Orphan Drug Designation; RDH12, retinol dehydrogenase 12; RHO, rhodopsin; RP, retinitis pigmentosa; RPDD, Rare Pediatric Disease Designation.

1. Stone et al. *Ophthalmology.* 2017;124:1314-1331. **2.** Triangle Insights Group market research (compilation of prevalence studies), conducted August 2023.

APPENDIX II

Director Biographies

Director Biographies

DIRECTOR	CURRENT & PAST AFFILIATIONS	EXPERIENCE
 **Cam Gallagher** Independent Chair Since 2020	Alessa Therapeutics Zentalis jCyte Immusoft RetroSense Therapeutics	• More than 31 years of experience in the life sciences and biotech industries with expertise in corporate development, finance, marketing and business development • Seasoned institutional investor in early-stage life sciences companies and engaged advisor to portfolio companies scaling operations and navigating transformative transactions • Current CEO and President of Alessa Therapeutics (2024 – present) • Founder and Managing Director of Nerveda LLC (2007 – present) • Co-founder and President of Zentalis Pharmaceuticals (2014 – 2024) • Chief Business Officer of Immusoft Corporation (2019 – 2022) • Chief Business Officer of jCyte Inc. (2019 – 2020) • Chief Business Officer of RetroSense Therapeutics (2014 – 2016) • Senior Director; promoted to Vice President, Marketing at Versus Pharma (2004 – 2007) • Associate Director; promoted to Marketing Director at CV Therapeutics (2001 – 2004) • Sales Management & Marketing Executive at Dura Pharmaceuticals (1992 – 2001) • **Other Public Company Directorships:** Zentalis Pharmaceuticals (2014 – 2024), Sorrento Therapeutics (2012 – 2014)

Director Biographies

DIRECTOR	CURRENT & PAST AFFILIATIONS	EXPERIENCE
 **Sean Ainsworth** Lead Independent Director since 2020	RAY THERAPEUTICS IMMUSOFT RetroSense THERAPEUTICS GenVivo compendia bioscience	• Seasoned advisor of biotech companies with extensive experience in IP strategy, licensing and corporate development • Track record of founding, scaling and leading biotech companies through various transactions, including M&A and strategic partnerships • Current CEO and Chair of Immusoft Corporation (2018 – present) • Current Chair and Co-founder of Ray Therapeutics (2021 – present) • Executive Director, Clinical Development of Allergan plc (2016 – 2017) • Founder, CEO and Chair of RetroSense Therapeutics (2009 – 2016) • CEO of GenVivo (2007 – 2008) • Co-founder of Compendia BioScience (2006) • Principal of Ainsworth BioConsulting (2004 – 2012) • Corporate Development Consultant at Mattson Jack Group (2001 – 2004)

Director Biographies

DIRECTOR	CURRENT & PAST AFFILIATIONS	EXPERIENCE



Dr. George Magrath

CEO & Director since 2023

Lexitas (Dedicated to Ophthalmics)

Implicit Bioscience

The Foundation Fighting Blindness

EDISON

Hovione

- Experienced life sciences executive with a strong background in ophthalmology, clinical research and pharmaceuticals
- Recognized for innovation, holding two granted patents and authoring over 25 peer-reviewed articles in biotechnology and ophthalmology
- Proven track record of leading and scaling biotech clinical research companies, including as CEO of Lexitas, where he grew the Company from 35 to over 200 employees and oversaw its acquisition by QHP Capital
- Current CEO of Opus Genetics (2023 – present)
- Chief Medical Officer and CEO of Lexitas Pharmaceutical Services (2020 – 2023)
- Medical Director at Hovione Pharmaceuticals (2017 – 2020)
- Equity Analyst at Edison Investment Research (2016 – 2017)
- Board-certified Ophthalmologist with Fellowship Training in Ocular Oncology (2016-present)
- **Other Private Company Boards & Nonprofits:** Implicit Bioscience (2022 – 2023), Line 6 Biotechnology (2022 – 2023), Lexitas Pharmaceutical Services (2021 – 2023), NanoRetinal (2024 – Present), Voxeleron (2024 – Present)

Director Biographies

DIRECTOR	CURRENT & PAST AFFILIATIONS	EXPERIENCE



Dr. Benjamin Yerxa

President & Director Since 2024

- Seasoned biotechnology industry executive with more than 30 years of experience in drug development and translating promising research discoveries into clinical milestones and treatments
- Expert in venture philanthropy and biotech investment, having established and led the Retinal Degeneration Fund while also serving as CEO of the Foundation Fighting Blindness
- Holds 60 U.S. patents and is the inventor of DIQUAS™, an innovative dry eye treatment approved in Japan
- Current President of Opus Genetics (2024 – present)
- CEO of Legacy Opus (2022 – 2024)
- CEO of Retinal Degeneration Fund (2018 – 2022)
- CEO of Foundation Fighting Blindness (2017 – 2022)
- Co-founder and Chief Scientific Officer of Envisia Therapeutics (2013 – 2017)
- Chief Scientific Officer of Liquidia Technologies (2012 – 2015)
- Vice President of R&D at Clearside Biomedical (2011 – 2012)
- Vice President of Product Development at Parion Sciences (2010 – 2011)
- Chief of R&D at Inspire Pharmaceuticals (2008 – 2010)
- **Other Public Company Directorships:** Clearside Biomedical (2022 – present)

Director Biographies

DIRECTOR	CURRENT & PAST AFFILIATIONS	EXPERIENCE



Dr. Jean Bennett

Independent Director since 2024

- Renowned co-founder and leader of gene therapy companies with extensive biotechnology M&A and IPO experience
- Over 30 years of gene therapy research experience, with 24 patents and more than 175 peer-reviewed publications, including her pioneering work on gene therapy delivery of RPE65, which was foundational to the approval of Luxturna®
- Current F.M. Kirby Emeritus Professor of Ophthalmology at Perelman School of Medicine at the University of Pennsylvania (2024 – present)
- Co-founder of Limelight Bio (2017 – 2020)
- Director at the Center for Advanced Retinal and Ocular Therapies at the University of Pennsylvania (2014 – present)
- Co-founder of Spark Therapeutics (2013 – present)
- Co-founder of GenSight Biologics S.A. (2012 – 2024)
- Investigator at the Center for Cellular and Molecular Therapeutics at The Children's Hospital of Philadelphia (2005 – present)
- **Other Public Company Directorships:** REGENXBIO Inc. (2021 – present)

Director Biographies

DIRECTOR	CURRENT & PAST AFFILIATIONS	EXPERIENCE
 **Susan Benton** Independent Director Since 2020	Théa Shire BAUSCH + LOMB SIRiON Therapeutics LIFESCAN a Johnson & Johnson company	• Seasoned professional with respect to capital raising, business development and complex transactions, including structuring and executing co-promotes, asset acquisitions and take-privates • Extensive experience driving strategic growth initiatives and ophthalmological pipeline expansion in senior leadership positions at several major biotechnology companies • Current private consultant to ophthalmic start-up companies (2024 – present) • President of Thea Pharma Inc. (2019 – 2024) • Head of Global Product Strategy & New Ophthalmic Products at Shire Inc. (2017 – 2019) • Head of Business Development (Ophthalmology) at Shire Inc. (2015 – 2017) • Executive Director of Global Business Development at Bausch + Lomb (2011 – 2013) • Co-founder and CCO of Sirion Therapeutics (2004 – 2010) • VP of Professional and Consumer Sales at LifeScan, owned by J&J (2001 – 2004) • Head of Diversified Products and VP of Professional Sales at Bausch + Lomb (1995 – 2001) • Biological Products Specialist and Senior Manager at Sanofi Pasteur (1987 – 1995) • **Other Public Company Directorships:** Tarsius Pharma Ltd. (2019 – present), Ripple Therapeutics Corporation (2022 – 2024)

Director Biographies

DIRECTOR	CURRENT & PAST AFFILIATIONS	EXPERIENCE
 **Dr. Adrienne Graves** Independent Director Since 2024	Santen Alcon IVERIC bio Ocular Therapeutix OXURION HARROW Your patients. Our purpose.	• Globally recognized leader in ophthalmology with extensive experience in biotechnology, pharmaceuticals and medical devices, and honors including the Visionary Award, Catalyst Award, and features on The Ophthalmologist Power List in 2021 & 2023 • Established track record of leading and advising ophthalmic companies through major transactions, including the sale of IVERIC bio to Astellas Pharma for $5.9 billion • President and CEO of Santen Pharmaceutical Co., Ltd. (2002 – 2010) • SVP of Worldwide Clinical Development at Santen Pharmaceutical Co., Ltd. (1995 – 2002) • Director of International Ophthalmology at Alcon Laboratories (1986 – 1995) • Co-founder of Glaucoma 360 (2010 – present) • **Other Public Company Directorships:** Harrow (2024 – present), Ocular Therapeutix (2023 – present), Greenbrook TMS (2018 – 2023), IVERIC bio (2018 – 2023), Oxurion NV (2018 – 2023), Nicox S.A. (2014 – 2024), Akorn Inc. (2012 – 2018), TearLab Corporation (2005 – 2018)

Director Biographies

DIRECTOR	CURRENT & PAST AFFILIATIONS	EXPERIENCE



James Manuso

Independent Director Since 2020

TuHURA biosciences; RespireRx Pharmaceuticals Inc.; Otsuka; astex pharmaceuticals; HCW H.C.WAINWRIGHT&CO.; merrion pharmaceuticals

- Recognized industry expert with over 25 years of experience in the biopharmaceutical industry in finance, business development, mergers & acquisitions and executive management
- Proven track record of leading and scaling companies, including as CEO of Astex Pharmaceuticals, where he oversaw multiple domestic and international acquisitions before leading its sale to Otsuka Pharmaceutical Co.
- Accomplished author and innovator holding a pharmaceutical patent through his work at RespireRX and publishing over 30 articles, chapters and books on biotechnology and pharmaceutical sciences
- Founder and current Managing Member of Laurelside LLC (2018 – present)
- Current CEO and Chair of Talfinium Investments (2015 – present)
- President, CEO and Vice Chair of RespireRX Pharmaceuticals (2015 – 2018)
- Senior M&A Advisor at Otsuka Pharmaceutical Co. (2013 – 2013)
- CEO and Chair of Astex Pharmaceuticals (2011 – 2013)
- Vice Chair and Head of M&A at H.C. Wainwright & Co. (2013)
- **Other Public Company Directorships:** TuHura Biosciences (2019 – present), RespireRX Pharmaceuticals (2015 – 2018), Novelos Therapeutics (2008 – 2011), Merrion Pharmaceuticals (2006 – 2008), Astex Pharmaceuticals (2002 – 2013), Inflazyme Pharmaceuticals (2002 – 2005)

Director Biographies

DIRECTOR	CURRENT & PAST AFFILIATIONS	EXPERIENCE
 **Richard Rodgers** Independent Director Since 2020	TESARO Abraxis Bio Science MGI PHARMA MedSource Technologies Arthur Andersen	• Seasoned biopharmaceutical executive with a strong background in financial leadership, corporate governance and strategic transitions • Proven track record in financial and operational leadership and extensive board experience, including serving as Chair of the Audit Committee at Ardelyx and Novavax • Interim CEO and President of Ocuphire Pharma (2023) • Co-founder and CFO of TESARO (2010 – 2013) • CFO of Abraxis BioScience (2009 – 2010) • Chief Accounting Officer and Controller of MGI PHARMA (2004 – 2009) • Corporate Controller at MedSource Technologies (2003) • Various senior leadership positions at ADC Telecommunications (1997 – 2003) • Various leadership positions at Arthur Andersen & Co. (1989 – 2003) • **Other Public Company Directorships:** Novavax (2022 – present), Ardelyx (2014 – present), Sagimet Biosciences (2015 – 2024)

Every patient's eyes tell a story


Bella
Maci
Abigail
Maci with Mom Jenna
Braydon

Images of real patients with IRDs.